                                                                  EXHIBIT 10.13

                                   COVER PAGE

         The capitalized terms in this Lease shall have the meanings ascribed to them below, and each reference to such term in .the Lease shall incorporate such meaning therein as if fully set forth therein.


LANDLORD:         WEEKS REALTY, L.P., a Georgia limited partnership, with its principal office located at 4497 Park Drive, Norcross, Georgia 30093

TENANT: LEISURE TIME TECHNOLOGY, INC., a corporation duly organized and existing under the laws of the State of Georgia.

LEASED
PREMISES:         (a) Address: 4258 Communications Drive

                  (b) Rentable Area: 57,000 square feet

                  (c) Pro Rata Share: 100%

                  (d) Project: Gwinnett Park


TERM:                 Seven (7) years

COMMENCEMENT DATE:    February 1, 1998

TERMINATION DATE:     January 31, 2005

BASE-RENT
(PER YEAR):           $247,950.00

BASE YEAR:            1998

SECURITY DEPOSIT:     $22,900.00

TENANT'S AGENT:       Scott Horowitz
                      Colliers Cauble & Co.

                         LEISURE TIME TECHNOLOGY, INC.

                                LEASE AGREEMENT
                               TABLE OF CONTENTS


SECTION                                                                    PAGE
-------                                                                    ----
 1 LEASED PREMISES...........................................................1

 2 TERM......................................................................1

 3 RENTAL....................................................................1

 4 DELAY IN DELIVERY.........................................................2

 5 USE OF LEASED PREMISES....................................................2

 6 UTILITIES.................................................................3

 7 ACCEPTANCE OF PREMISES....................................................3

 8 ALTERATIONS, MECHANICS' LIENS.............................................3

 9 QUIET CONDUCT/QUIET ENJOYMENT.............................................4

10 FIRE INSURANCE, HAZARDS...................................................4

11 LIABILITY INSURANCE.......................................................5

12 INDEMNIFICATION...........................................................5

13 WAIVER OF CLAIMS..........................................................5

14 REPAIRS...................................................................6

15 SIGNS, LANDSCAPING........................................................6

16 ENTRY BY LANDLORD.........................................................6

17 TAXES AND INSURANCE INCREASE..............................................7

18 ABANDONMENT...............................................................8

19 DESTRUCTION...............................................................8

20 ASSIGNMENT AND SUBLETTING.................................................9

21 INSOLVENCY OF TENANT......................................................9

22 BREACH BY TENANT..........................................................9

23 ATTORNEYS' FEES/COLLECTION CHARGES.......................................10

24 CONDEMNATION.............................................................10

25 NOTICES..................................................................11

26 WAIVER...................................................................11

27 EFFECT OF HOLDING OVER...................................................11

28 SUBORDINATION............................................................12

29 ESTOPPEL CERTIFICATE.....................................................12

30 PARKING..................................................................12

31 MORTGAGEE PROTECTION.....................................................12

32 PROTECTIVE COVENANTS.....................................................13

33 RELOCATION...............................................................13

34 BROKERAGE COMMISSIONS....................................................13

MISCELLANEOUS PROVISIONS....................................................13


EXHIBITS:

EXHIBIT "A":      Site Plan
EXHIBIT "B":      Floor Plan of the Leased Premises
EXHIBIT "C":      Tenant's Acceptance of Premises
EXHIBIT "D":      Subordination, Non-disturbance and Attornment Agreement
EXHIBIT "E":      Special Stipulations

STATE OF GEORGIA

GWINNETT COUNTY


         This Lease Agreement is made this 1st day of December, 1997, by and between WEEKS REALTY, L.P., a Georgia limited partnership, hereinafter referred to as "Landlord", and LEISURE TIME TECHNOLOGY, INC., hereinafter referred to as "Tenant".

                                LEASED PREMISES

         1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property hereinafter referred to as the LEASED PREMISES, described as approximately 57,000 rentable square feet of office/warehouse at 4258 Communications Drive, Norcross, Georgia 30093, Gwinnett County, in Gwinnett Park, as shown on the plan attached hereto as Exhibit "A" and by reference incorporated herein. The building in which the Leased Premises are located is herein referred to as the "Building"; and the real property on which the building is situated is herein referred to as the "Land".

                                      TERM

         2.01 TO HAVE AND TO HOLD said Leased Premises for a term of seven (7) years, commencing on February 1, 1998 and continuing until midnight on January 31, 2005.

                                     RENTAL

         3.01 As rental for the Leased Premises, Tenant agrees to pay to Landlord, without offset or abatement, the Base Rental as set forth below:


February 1, 1998 - January 31, 2001         $20,662.50/month           $247,950.00/year
February 1, 2001 - January 31, 2002         $21,232.50/month           $254,790.00/year
February 1, 2002 - January 31, 2003         $21,802.50/month           $261,630.00/year
February 1, 2003 - January 31, 2004         $22,372.50/month           $268,470.00/year
February 1, 2004 - January 31, 2005         $22,900.00/month           $274,800.00/year

due on or before the first day of each calendar month beginning on February 1, 1998 and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth Tenant shall pay interest at a rate of twelve percent (12%) per annum on all payments of rent received after the fifth (5th) of each month If the Lease shall commence on any date other than the first day of a calendar month, or end on any date, other than the last day of a calendar month, rent for such month shall be prorated. Tenant has deposited with landlord, upon delivery of this Lease Agreement, an amount equal to Forty-three Thousand Five Hundred Sixty-two and 50/100 Dollars ($43,562.50), a portion of which, or Twenty Thousand Six Hundred Sixty-two and 50/100 Dollars ($20,662.50), is to be applied as first month's Base Rental, the remaining portion, or Twenty-two Thousand Nine Hundred and no/100 Dollars ($22,900.00), shall be held as a refundable security deposit. Landlord may apply all or any part of the security deposit to cure any default by Tenant hereunder and Tenant shall promptly restore to the security deposit all amounts so applied upon invoice therefor. If Tenant shall fully perform each provision of this Lease, any portion of the security deposit which has not been appropriated by Landlord in accordance with the provisions hereof shall be returned to Tenant, without interest, within thirty (30) days after the expiration of the term of this Lease.

         3.02 The rental provided in paragraph 3.01 "Base Rental" above, includes an allowance ("Allowance") in the amount of $3.00 per square foot, which is One Hundred Seventy-one Thousand and no/100 Dollars ($171,000.00) for the construction of tenant improvements on the basis set forth in the plans and specifications by Catter Enterprises dated September 17, 1997 and revised on October 30, 1997 attached, or to be attached, hereto in Exhibit "B". In the event the cost of tenant improvements exceeds the cost of tenant improvement Allowance, the excess shall be paid by Tenant upon occupancy of the Leased Premises.

         3.03 In addition to the Base Rental, Tenant agrees to pay Landlord as additional rental, its pro rata share of the amounts described in subparagraph
(a) and (b) below. Each year during the
term hereof, Landlord shall give Tenant written notice of its estimate of the amount of common area maintenance charges and common area utility charges (collectively "Charges") for the Leased Premises for the calendar year. Tenant shall, thereafter, during that calendar year, pay to Landlord one-twelfth (1/12) of the amount set forth in said statement at such time as its monthly installment of Base Rental hereunder are due and payable. At such time as Landlord is able to determine the actual Charges for such calendar year, Landlord shall deliver to Tenant a statement thereof and in the event the estimated Charges differ from the actual Charges, any adjustment necessary shall be made to additional rental payments next coming due under this paragraph

         (a) Landlord agrees to maintain those areas around the Building and in the Project, including parking areas, planted areas, signs and landscaped areas which are from time to time designated by Landlord. Tenant agrees to pay to Landlord as additional rental its pro rata share of all ground maintenance charges and other common area charges and expenses for such maintenance around Building and the Land ("CAM Charges"). The term "grounds maintenance" shall include, without limitation all landscaping, planting, lawn and grounds care, all repairs and maintenance to the grounds, signs and other common areas around the Building and in the Project and to all sidewalks, driveways, loading areas and parking areas. CAM Charges shall not include items of a capital nature. In no event shall any increase in the CAM Charges exceed ten percent (10%) over CAM Charges for the preceding year.

         (b) In the event any utilities furnished to the Building or the Leased Premises are not separately metered, Tenant shall pay to Landlord, as additional rental, Tenant's pro rata share of the gas, water, electricity, fuel, irrigation costs, light and heat, garbage collection services and for all other sanitary services rendered to the Leased Premises used by Tenant. Tenant's prorated amount shall be determined on the basis of the size of the Leased Premises, unless landlord determines that Tenant's use of the Leased Premises justifies a disproportionate allocation of utility costs to Tenant.

         3.04 Tenant agrees to pay as additional rent to Landlord, upon demand, its pro rata share of any utility surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by an Federal State Municipal or local governmental authorities in connection with the use of occupancy of the Leased Premises.

         3.05 Tenant will be entitled from time to time to audit and verify the operations of the building and the related books and records of Landlord to assure that the operating expenses from time to time reported by Landlord are in keeping with the provisions of this paragraph. As to any calendar year, any undertaking by Tenant must be initiated before the end of the following calendar year; and absent fraud or gross negligence on Landlord's part, the operating expenses as timely reported by Landlord for the calendar year will be deemed controlling upon the expiration of Tenant's audit and verification rights for such calendar year. In the event of any errors, the appropriate party will make a correcting payment in full to the other party within thirty
(30) days after the determination and communication to all parties of the amount of such error.

                        DELAY IN DELIVERY OF POSSESSION

         4.01 If Landlord, for any reason whatsoever, cannot deliver possession of the Leased Premises to Tenant at the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom but in that event there shall be a proportionate reduction of rent covering the period between the commencement of the term and the time when Landlord can deliver possession. Of delay is longer than one (1) months, Landlord will provide Tenant such space (not exceeding in the Leased Premises) as Landlord may have available, until the Leased Premises can be completed, at no charge to Tenant. The term of this Lease shall be extended by such delay.

                             USE OF LEASED PREMISES

         5.01 The Leased Premises may be used and occupied only for general manufacturing and assembly, testing, warehousing and distribution, showroom and offices and for no other purpose or purposes, without Landlord's prior written consent. Landlord acknowledges that Tenant's primarily business is manufacturing of gaming devices. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use. Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way increase the fire insurance upon the building. Tenant will not perform any act or carry on any practices that may injure the building or be a nuisance or menace to tenants of adjoining premises. Tenant shall not cause, maintain or permit any outside storage on or about the Leased Premises, including pallets or other refuse. The rear loading areas of the Tenant's unit must be clean and unobstructed.

         5.02 Tenant shall, at Tenants sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant's operations at, on or within, or to Tenant's use and occupancy of, the Leased Premises. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials by Tenant, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Leased Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's knowledge and belief regarding the presence of hazardous substances or materials on the Leased Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the Leased Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

         5.03 Landlord hereby agrees to indemnify, defend and hold Tenant harmless from and against any claim, action, damage or liability incurred by, or filed or asserted against, Tenant, and arising out of the presence of Hazardous Materials in, on, about, or underneath the Leased Premises and resulting from the actions or omissions of (i) any parties in possession of the Leased Premises prior to Tenant's possession, or (ii) Landlord or its servants, employees, agents, representatives, contractors or invitees. Notwithstanding anything in the foregoing to the contrary, Tenant shall have no liability to Landlord or to any other party with respect to the presence of Hazardous Materials in, on, about or underneath the Leased Premises unless directly caused by the acts or omissions of Tenant, its servants, employees, agents, representatives, contractors, or invitees.

                                   UTILITIES

         6.01 Landlord shall not be liable in the event of any interruption in the supply of any utilities. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in writing by Landlord. Tenant shall be solely responsible for and shall pay all charges for use or consumption of sanitary sewer, water, gas, electricity and any other utility services. In the event Landlord determines that it is advisable to separately meter any utility services provided to the Leased Premises, landlord shall have the right to install a sub-meter and bill Tenant for the actual cost thereof, which shall be paid to Landlord within fifteen (15) days following billing.

                         ACCEPTANCE OF LEASED PREMISES

         7.01 By entry hereunder, Tenant acknowledges that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease, and as suited for the uses intended by Tenant, subject to the completion of tenant improvements as provided in Exhibit "B". Upon delivery of possession of the Leased Premises to Tenant, Tenant agrees to execute and deliver to Landlord a Tenant's Acceptance of Premises, in the form attached hereto as Exhibit "C"

                         ALTERATIONS, MECHANICS' LIENS

         8.01 Structural alterations (including moving any interior load bearing walls) may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures shall at Landlord's option, which option shall be exercised at the time Landlord grants its consent, become part of the realty and belong to Landlord.

         8.02 Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with a contractor approved by landlord for the construction of such alterations.

         8.03 Tenant may install trade fixtures, machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear and casualty only excepted. Tenant shall keep the Leased Premises, the building and property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work provide for above, shall be done at such times and in such manner as Landlord may from time to time designate. Tenant shall give Landlord written notice five (5) days prior to employing any laborer or contractor to perform work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility.

                         QUIET CONDUCT/QUIET ENJOYMENT

         9.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building or any building in the project in which the Leased Premises are located.

         9.02 So long as Tenant is not in default in the payment of rent, or other charges or in the performance of any of the other terms, covenants, or conditions of the Lease, Tenant shall not be disturbed by Landlord or anyone claiming by, through or under Landlord in Tenant's possession, enjoyment, use and occupancy of the Leased Premises during the original or any renewal term of the Lease or any extension or modification thereof.

                            FIRE INSURANCE, HAZARDS

         10.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance upon the building or cause the cancellation of-any insurance policy covering the building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, building and appurtenances.

         10.02 Tenant shall maintain in full force and effect on all of its inventory, fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, and Landlord will sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement of this Lease, and whenever required, shall satisfy Landlord that such policy is in full force and effect

                              LIABILITY INSURANCE

         11.01 Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than Three Million Dollars ($3,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than One Million Dollars ($1,000,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement date of this Lease and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall name Landlord as an additional insured and shall be primary and non-contributing with any insurance carried by Landlord. The policy shall contain a contractual liability endorsement. The policy shall further provide that it shall not be canceled or altered without twenty (20) days prior written notice to Landlord.

                                INDEMNIFICATION

         12.01 Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Leased Premises (other than those arising solely from negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure, and Tenant hereby waives all claims in respect thereof against Landlord.

         12.02 Landlord shall indemnify Tenant and hold Tenant harmless against and from all claims arising from the negligence or willful misconduct of Landlord, its agents, employees or contractors, or breach of Lease by Landlord with respect to the Leased Premises or the Project that is not insured against or required to be insured against under the insurance policies Tenant is required to maintain under this Lease

         12.03 The obligations of Landlord and Tenant under this paragraph arising by reason of any occurrence taking place during the term of his Lease shall survive the termination or expiration of this Lease.

                                WAIVER OF CLAIMS

         13.01 Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against landlord for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to Tenant, its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time unless such damage is due to Landlord's negligent act or omission and such damage is caused by an occurrence which is not insured against or required to be insured against by Tenant under this Lease. The parties acknowledge that it is not their intent to relieve Landlord from liability to Tenant, but rather Tenant benefit from available insurance coverage without subjecting Landlord to liability for losses that are required to be insured against by Tenant under this Lease and without subjecting Landlord to subrogation claims of any insurer.

                                    REPAIRS

         14.01 Tenant shall, at its sole cost, keep and maintain the Leased Premises and appurtenances and every part thereof (excepting exterior walls and roofs which Landlord agrees to repair) including by way of illustration and not by way of limitation all windows, and skylights, doors, any store front and the interior of the Leased Premises, including all plumbing, heating, air conditioning, sewer, electrical systems and all fixtures and all other similar equipment serving the Leased Premises in good and sanitary order, condition, and repair. Tenant shall be responsible for all pest control within the Leased Premises, including, but not limited to, the eradication of any ants or termites should infestation be observed during the term of the Lease. Tenant shall, at its sole cost, keep and maintain all utilities, fixtures and mechanical equipment used by Tenant in good order, condition and repair. All windows shall be washed and cleaned as often as necessary to keep them clean and free from smudges and stains. In the event Tenant fails to maintain the Leased Premises as required herein or fails to commence repairs (requested by Landlord in writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to compete such repairs, Landlord shall have the right in order to preserve the Leased Premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of twelve percent (12%) per annum from the date of making such payments.

         14.02 Landlord agrees to keep in good repair the roof, foundations, and exterior walls of the Leased Premises except repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees. Landlord gives to Tenant exclusive control of Leased Premises and shall be under no obligations to inspect said Leased Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it's Production Manager or officers which Landlord is required to repair, and Landlord shall move with reasonable diligence to repair b item. Failure to report such defects shall make Tenant responsible to Landlord for any additional liability incurred by Landlord by reason of such defects.

         14.03 Tenant shall obtain upon occupancy and keep current during the lease term a service maintenance contract on the heating, ventilation and air conditioning (HVAC) equipment serving the Leased Premises. The contract shall be between Tenant and a dealer authorized company acceptable to Landlord, and shall at a minimum provide for an equipment check and tune-up service each spring and fall, and filter and lubrication service every three months. A copy of said contract shall be provided to Landlord, as well as any modification, extension, renewal or replacement thereof. Provided however, at Landlord's sole expense, Landlord agrees to inspect the HVAC system in the Leased Premises to insure it is in good working order at lease commencement and at its cost and expense make any repairs to the HVAC system required during the first two (2) years of the Lease term except any repairs necessary because of Tenant's negligent actions, omissions or misconduct.

         14.04 After the first two (2) years of the Lease term, Landlord agrees to repair, replace and correct any defects of any major component of the HVAC system in excess of $700.00, provided that Landlord shall not have any obligation to correct, repair or replace any major component caused by the negligence or misconduct of Tenant, its agents, contractors, employees or invitees. Upon any such replacement by Landlord, Tenant agrees to reimburse Landlord for a fraction of the replacement cost of any such component equal to the number of years remaining on the Lease divided by the useful life of the HVAC component.

                               SIGNS, LANDSCAPING

         15.01 Landlord shall have the right to control landscaping and Tenant make no alterations or additions to the landscaping. Landlord shall have the right to approve the placing of signs and the size and quality of the same. Tenant shall have the right to place one (1) exterior sign on the Leased Premises with the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord.

                               ENTRY BY LANDLORD

         16.01 Tenant shall permit Landlord and Landlord's agents to enter the Leased Premises at all reasonable times and upon reasonable notice except in the case of an emergency for the purpose of inspecting the same or for the purpose of maintaining the building, or for the purpose of making repairs, alterations, or additions to any portion of the building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Leased Premises to prospective tenants, or within the last six (6) months of the Lease term placing upon the building any usual or ordinary "for sale" signs which clearly indicate that it is only the real estate for sale, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within six (6) months prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises.

                          TAXES AND INSURANCE INCREASE

         17.01 Tenant shall pay before delinquency and all taxes, assessments, license fees, and public charges levied, assessed, or imposed and which become payable during the Lease upon Tenant's fixtures, furniture appliances and personal property installed or located in the Leased Premises.

         17.02 Tenant shall pay, as additional rental during the term of this Lease and any extension or renewal thereof, the amount by which all taxes (as herein defined) for each tax year exceeds all taxes for 1998. In the event the Leased Premises are less than the area of the entire property assessed for such taxes for any such tax year, then the tax for any such year applicable to the Leased Premises shall be determined by proration on the basis that the rentable floor area of the Leased Premises bears to the rentable floor area of the entire property assessed. The term "taxes" shall include all ad valorem taxes, special assessments, and governmental charges assessed against the Building or the Land; and such term shall include any reasonable expenses, including fees and disbursements of attorneys, tax consultants, arbitrators, appraisers, experts and other witnesses, incurred by Landlord in contesting any taxes or the assessed valuation of all or any part of the Building or the Land to the extent of savings. If the final year of the lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the lease term. The agent's commission shall not apply to any such additional rental resulting from the provisions of this paragraph.

         17.03 Tenant agrees to pay the amount for all taxes levied upon or measured by the rent payable hereunder, whether as a so-called sales tax, transaction privilege tax, excise tax, or otherwise (but no income taxes of Landlord shall be payable by Tenant). Such taxes shall be due and payable at the same time as and in addition to each payment of rent.

         17.04 Commencing in the year 1999 and during each remaining year of the lease term or any extension or renewal thereof, in the event that the insurance premiums payable by the Landlord for insurance coverage on the property are increased, whether such increase in the valuation of the building, or in the applicable rate of insurance, then Tenant agrees to pay Landlord as additional rental, Tenant's pro rata share of the increase in said insurance premiums over the base amount paid in the year 1998. The term "insurance" shall include all fire and extended coverage insurance on the Building and all liability insurance coverage on the common areas of the Building, and the grounds, sidewalks, driveways and parking areas on the Land together with such other insurance coverages, including, but not limited to, rent interruption insurance, as are from time to time obtained by Landlord. Tenant's pro rata share shall be based on the square footage of the Leased Premises leased to Tenant (as specified in paragraph 1.01 hereof) compared to the total square footage of leasable space in the entire building. If during the final year of the Lease, or any extension or renewal thereof, the term does not coincide with the year upon which the insurance rate is determined, the increase in premiums for the: portion of that year; shall be prorated according to the number of months during which Tenant is in possession of the Leased Premises.

         17.05 On or about January 1 of each calendar year during the term of this Lease, Landlord shall provide Tenant with a good faith estimate of the amount by which taxes and insurance will exceed the base amounts during such calendar year. Tenant shall thereafter pay one-twelfth (1/12) of its pro rata share of such increase at such time as its monthly installments of Base Rental hereunder are due and payable. When the actual bills have been received by Landlord, Landlord shall notify Tenant of the actual taxes and insurance for such calendar year. If Tenant has paid more than it would have paid had the actual bills been known Landlord shall credit such excess against the next additional rent payments coming due; if Tenant has not paid enough Tenant shall pay the remainder to Landlord within fifteen (15) days following receipt of a statement from Landlord.

         17.06 Tenant may, within the respective times and in the manner prescribed by law for such purposes, in its own name and behalf or, if necessary or appropriate in order to perfect such petition, in the name and on behalf of Landlord (subject to the provisions of paragraph 17.07 hereof), petition for reduction of the assessed valuation of the Building and the Land, claim a refund of real estate taxes or assessments or otherwise challenge the amount, validity or applicability of any real estate tax or assessment pertaining to the Leased Premises (a "Tax Protest"); provided that (a) Tenant shall pay such tax or assessment under protest prior to delinquency, if such Tax Protest does not suspend the collection thereof from any party, and (b) no portion of the Leased Premises or any rentals payable hereunder or Landlord's title or interest herein would be in any danger of being sold, forfeited, interrupted or lost as a result of such Tax Protest. Tenant shall prosecute any Tax Protest with due diligence and continuity. Tenant shall provide Landlord with copies of any application, petition or other pleading filed in connection with any Tax Protest before filing Landlord may join with Tenant in making any such application, petition or other pleading, retain co-counsel, attend hearings, present evidence and arguments, and generally participate in the conduct of the tax Protest. If and to the extent that Landlord is requested to do so by Tenant, Landlord agrees to cooperate with Tenant in good faith in connection with any Tax Protest undertaken by Tenant, provided Tenant promptly reimburses Landlord for any expense in connection therewith. Subject to Landlord's right to reimbursement as set forth below, Tenant shall be entitled to receive and retain any refund of real estate taxes or assessments obtained by Tenant, to the extent such tax or assessment was paid by Tenant under this
Article 17. Nothing contained in this paragraph 17.06 shall limit or restrict Landlord's right to undertake any Tax Protest with respect to the Leased Premises; to the extent Landlord obtains any reduction in or refund of real estate taxes or assessments, Landlord's costs of such Tax Protest shall be additional rent payable by Tenant to Landlord within ten (10) days of Tenant's receipt of Landlord's invoice therefore, but Landlord shall not be entitled to reimbursement by Tenant for the costs of such Tax Protest in excess of any reduction and/or refund of such real estate taxes or assessments so obtained.

         17.07 In the event Tenant undertakes or files any Tax Protest in the name of Landlord, Tenant shall promptly provide Landlord written notice thereof, and Tenant acknowledges that Tenant's use of Landlord's name shall be subject to the indemnification of Landlord contained in Article 12 hereof. Tenant shall give Landlord five (5) days advance written notice of any such use of Landlord's name.

         17.08 The provisions of paragraphs 17.01, 17.02, 17.03, 17.04, 17.05,
17.06 and 17.07 hereof shall survive the expiration or earlier termination of this Lease.

                                  ABANDONMENT

         18.01 Tenant shall not abandon the Leased Premises at any time during the term of this Lease; and if Tenant shall abandon or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.

         18.02 Tenant shall have the right to vacate as long as (a) rental is kept current, (b) security and maintenance is kept at acceptable levels and (c) as long as any insurance rider required in the State of Georgia which maintains the required protection is provided by Tenant.

                                  DESTRUCTION

         19.01 If the Leased premises or any portion thereof are destroyed by storm, fire, lightning, earthquake or other casualty, Tenant shall immediately notify Landlord. In the event the Leased Premises cannot, in Landlord's reasonable judgment, be restored within one hundred twenty (120) days of the date of such damage or destruction, this Lease shall terminate as of the date of destruction, and all rent and other sums payable by Tenant hereunder shall be accounted for as between Landlord and Tenant as of the date of such destruction. Landlord shall notify Tenant within thirty (30) days of the date of the damage or destruction whether the Leased Premises can be restored within one hundred twenty (120) days. If this Lease is not terminated as provided in this paragraph, Landlord shall, to the extent insurance proceeds payable on account of such damage or destruction are available to Landlord (with the excess proceeds belonging to Landlord), within a reasonable time, repair, restore, rebuild, reconstruct or replace the damaged or destroyed portion of the Leased Premises to a condition substantially similar to the condition which existed prior to the damage or destruction. Provided, however, Landlord shall only be required to repair, restore, rebuild, reconstruct and replace the Landlord's Work shown on Exhibit "B", and Tenant shall, at its sole cost and expense, upon completion of the Landlord's Work, repair, restore, rebuild, reconstruct and replace, as required, any and all improvements installed in the Leased Premises by Tenant and all trade fixtures, personal property, inventory, signs and other contents in the Leased Premises, and all other repairs not specifically required of Landlord hereunder; in a manner and to at least the condition existing prior to the damage to the extent of Tenant's insurance proceeds. Tenant's obligation to pay Base Rent shall abate until Landlord has repaired, restored, rebuilt reconstructed or replaced the Leased Premises, as required herein, proportion to the part of the Leased Premises which are unusable by Tenant. If the damage or destruction is due to the act, neglect, fault or omission of Tenant; there shall be no rent abatement except to the extent of rent loss insurance. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Premises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the Leased Premises are located on the same terms as this Lease. Notwithstanding the provisions of this paragraph, if any such damage or destruction occurs within the final two (2) years of the term hereof, then Landlord, in its sole discretion, may, without regard to the aforesaid 120-day period, terminate this Lease by written notice to Tenant.

                           ASSIGNMENT AND SUBLETTING

         20.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the building and property that are the subject of this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. If all or any part of the Leased Premises are then assigned or sublet, Landlord in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease. In the event that Tenant sublets the Leased Premises or any part thereof, or assigns this Lease and at any time receives rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 100% of the gross excess in such rent less reasonable costs of subleasing (including commissions, advertising costs, legal costs, and tenant improvement costs) as such rent is received by Tenant and 100% of any other consideration received by Tenant from such subtenant in connection with such sublease or, in the case of any assignment of this Lease by Tenant, Landlord shall receive 100% of any consideration paid to Tenant by such assignee in connection with such assignment. In addition, should Landlord agree to an assignment or sublease agreement, Tenant will pay to Landlord on demand the sum of $500.00 to partially reimburse Landlord for its costs, including reasonable attorney's fees, incurred in connection with processing such assignment or subletting request.

                              INSOLVENCY OF TENANT

         21.01 Either (a) the appointment of a trustee to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointments, assignments or action continues for a period of thirty (30) days, constitute a breach of this Lease by Tenant, and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

                                BREACH BY TENANT

         22.01 In the event of a monetary default by Tenant, which is not cured within ten (10) days of receipt of written notice by Tenant of such default or in the event of a nonmonetary default by Tenant which is not cured within thirty
(30) days of receipt of written notice by Tenant of such default, Landlord in addition to any and all other rights or remedies that it may have hereunder, at law or in equity shall have the right to either terminate this Lease or from time to time, without terminating this Lease relet the Leased Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and conditions as Landlord in its sole discretion may deem advisable with the right to make reasonable alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting or in making such reasonable alterations and repairs. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

         22.02 No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may immediately or at any time thereafter terminate this Lease and this Lease shall be deemed to have been terminated upon receipt by Tenant of notice of such termination; upon such termination Landlord shall recover from Tenant all damages that Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and attorneys' fees actually incurred) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair to the Leased Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord shall have and recover from Tenant the difference between the present value (discounted at a rate per annum equal to the discount rate of the Federal Reserve Bank of Atlanta at the time the Event of Default occurs) of the rental to be paid by Tenant for the remainder of the lease term, and the present value (discounted at the same rate) of the rental for the Leased Premises for the remainder of the lease term, taking into account the cost, time and other factors necessary to relet the Leased Premises; provided, however that such payment shall not constitute a penalty or forfeiture, but shall constitute full liquidated damages due to Landlord as a result of Tenant's default Landlord and Tenant acknowledge that Landlord's actual damages in the event of a default by Tenant under this Lease will be difficult to ascertain, and that the liquidated damages provided above represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended not as a penalty, but as full liquidated damages, as permitted by Section 1367 of the Official Code of Ga. Annotated.

                                ATTORNEY'S FEES

         23.01 If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigant at trial and on any appeal.

                                  CONDEMNATION

         24.01 If, at any time during the term of this Lease, title to the entire Leased Premises should become vested in a public quasi-public authority by virtue of the exercise of expropriation; appropriation condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally and commercially impossible for Tenant to occupy the portion of the Leased Premises remaining, and impossible for Tenant to reasonably conduct his trade or business therein.

         24.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant an impossibility, then this

Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent proportionate to such taking.

         24.03 In the event of any such taking or transfer, whether of the entire Leased Premises, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages or otherwise. Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, moving expenses, damage to, and cost of, trade fixtures, furniture and other personal property belonging to Tenant

                                    NOTICES

         25.01 All notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, (i) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (ii) by recognized overnight, third party prepaid courier service (such as Federal Express), requiring signed receipt; (iii) by delivering the same in person to such party; or (iv) by prepaid telegram, telecopy or telex with delivery of an original copy of any such notice delivered pursuant to (ii) or (iii) above to be received no later than the next business day. Notice personally delivered or sent by courier service, telegram, telecopy or telex shall be effective upon receipt. Any notice mailed in the foregoing manner as set forth in (i) above shall be effective three (3) business days after its deposit in the United States mail. Either party may change its address for notices by giving notice to the other as provided above. For purposes of notice, the addresses of the parties shall be as follows:

         (a) To Tenant at the Leased Premises, and to 1284 Miller Road, Avon, Ohio 44011, Attention: Al Johnson;

         (b) To Landlord, addressed to Landlord at 4497 Park Drive, Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

                                     WAIVER

         26.01 The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any terms covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                             EFFECT OF HOLDING OVER

         27.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy, except that the rent payable pursuant to subparagraph 3.01 hereof shall be 125% of the rent payable pursuant to subparagraph 3.01 for the first three (3) months after the Lease expiration, and 150% of the rent payable pursuant to subparagraph 3.01 after the first three (3) months after the Lease expiration up to a maximum of six (6) months.

                                 SUBORDINATION

         28.01 This Lease, at Landlord's option, shall be subordinate to any first priority mortgage, first priority deed of trust, or first priority security deed now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof;

provided that Landlord shall use all reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from the current mortgagee and that any future mortgagee shall execute a subordination, non-disturbance and attornment agreement in a form similar to that attached as Exhibit "D".

         28.02 Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any such mortgage, deed of trust, or security deed, as the case may be, including specifically subordination, non-disturbance and attornment agreement in the form hereto attached as Exhibit "D", and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

                              ESTOPPEL CERTIFICATE

         29.01 Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may require and stating but not limited to the following: (I) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default of claimed default hereunder by Landlord and (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder.

                                    PARKING

         30.01 Tenant shall be entitled to the exclusive use of one hundred twelve (112) parking spaces as shown in Exhibit "F". There will be no assigned parking unless Landlord, in its sole discretion may deem advisable. Tenant agrees to park all Tenant's trucks in the parking spaces provided at the rear of the building. "Parking" as used herein means the use by Tenants employees, its visitors, invitees, and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or to the Leased Premises. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. No area outside of the Leased Premises shall be used by Tenant for storage without Landlord's prior written permission. There shall be no parking permitted on any of the streets or roadways located in Gwinnett Park.

                              MORTGAGE PROTECTION

         31.01 In the event of any default on the part of landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed or trust or holder of a security deed or mortgage covering the Leased Premises whose address shall have been furnished it, and shall offer such beneficiary or holder a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure (but no more than 90 days).

                              PROTECTIVE COVENANTS

         32.01 This Lease is subject to the Protective Covenants of Gwinnett Park, and to such rules and regulations as may hereafter be adopted and promulgated. In addition, Tenant shall comply with all covenants, restrictions and other matters of record in the deed records of the county in which the Leased Premises are located which affect or encumber the Leased Premises, the Building or the Land.

                                   RELOCATION

         33.01 Intentionally deleted.

                             BROKERAGE COMMISSIONS

         34.01 Tenants Agent and Landlord's Agent (collectively, "Agent") shall each be entitled to receive a commission in the amounts, and upon the terms and conditions, contained in a commission agreement between Landlord and such parties. Landlord shall indemnify and hold harmless Tenant from any costs associated with such commissions.

         34.02 Tenant warrants and represents to Landlord that, other than Agent, no other party is entitled, as a result of the actions of Tenant, to a commission or other fee resulting from the execution of this Lease; and in the event Tenant extends or renews this Lease, or expands the Leased Premises, and Tenant's Agent is entitled to a commission under the above referenced commission agreement, Tenant shall pay all commissions and fees payable to any party (other than Tenant's Agent) engaged by Tenant to represent Tenant in connection therewith. Landlord warrants and represents to Tenant that, except as set forth above, no other party is entitled, as a result of the actions of Landlord, to a commission or other fee resulting from the execution of this Lease. Landlord and Tenant agree to indemnify and hold each other harmless from any loss, cost, damage or expense (including reasonable attorneys' fees) incurred by the nonindemnifying party as a result of the untruth or incorrectness of the foregoing warranty and representation, or failure to comply with the provisions of this subparagraph.

         34.03 Tenant - Agent is representing Tenant in connection with this Lease, and is not representing Landlord. Landlord's Agent, or employees of Landlord or its affiliates, are representing Landlord and are not representing Tenant.

         34.04 The parties acknowledge that certain officers, directors, shareholders, or partners of Landlord or its general partner(s), are licensed real estate brokers and/or salesmen under the laws of the State of Georgia. Tenant consents to such parties acting in such dual capacities.

                            MISCELLANEOUS PROVISIONS

         A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

         B. The headlines or titles to paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part of this Lease.

         C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

         D. Where the consent of a party is required, such consent will not be unreasonably withheld or delayed.

         E. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in paragraph 20.01 hereof.

         F. Except as otherwise expressly stated; each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

         G. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

         H. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of rent shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent, or pursue any other remedies available to Landlord.

         I. Subject to paragraph 20, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and

Tenant. In the event of any conveyance by Landlord of its interest in and to the Leased Premises, the Building and/or the Land, all obligations, except for repayment of Tenant's security deposit, under this Lease of the conveying party shall cease and Tenant shall thereafter look solely to the party to whom the Leased Premises were conveyed for performance of all of Landlord's duties and obligations under this Lease.

         J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant.

         K. This Lease shall be governed by Georgia law.

         L. Time is of the essence of each term and provision of this Lease.

         M. Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord. Upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called "short-form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, and shall incorporate this Lease by reference.

         N. Landlord's liability for performance of its obligations under the terms of this Lease shall be limited to its interest in the Leased Premises

         IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.

Signed, sealed and delivered           LANDLORD:
as to Landlord, in the                 WEEKS REALTY, L.P.
presence of:                           a Georgia limited partnership


----------------------------           By:  Weeks GP Holdings, Inc.
                                            A Georgia corporation
                                            Its sole general partner


----------------------------           ----------------------------------------
Notary Public                          Name:
                                       Its:


Signed, sealed and delivered           TENANT:
As to Tenant, in the presence
Of:                                    LEISURE TIME TECHNOLOGY,
INC.


                                       By:
--------------------------                -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Its:
--------------------------                 ------------------------------------
Notary Public

                                       ATTEST:

                                       By:
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              (Corporate Seal)         Name:
                                            -----------------------------------
                                       Its:
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


                                  EXHIBIT "D"

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


         THIS AGREEMENT, made as of the___ day of ___________, 19__ between _______________________, with offices at ______________________________
("Tenant") and ____________________________________(herein, together with its successors, transferees and assigns. the "Mortgagee");

                                  WITNESSETH:

         WHEREAS, Mortgagee is about to or has heretofore granted to __________________ , a Georgia limited partnership (the "owner") a first mortgage loan, which loan is secured by a security deed (herein "Mortgage") dated as of ____________ 199__ and duly recorded on ______________, 199__ in the land records of Gwinnett County, Georgia and

         WHEREAS, the Mortgage is to be a first and prior lien upon the Owner's fee estate in the real property described in Exhibit "A" annexed hereto ("Mortgaged Premises"); and

         WHEREAS, Tenant is occupying a portion of the Mortgaged Premises under a lease dated as of ________________ ,199__ in which Owner is Landlord (the "Lease") covering that portion of the Mortgaged Premises therein more particularly described (the "Leased Premises"); and

         WHEREAS, Tenant desires to be assured of its continued and undisturbed occupancy of the Leased Premises should the Mortgage be foreclosed or the Mortgaged Premises sold pursuant to any power of' sale contained therein and Mortgagee is agreeable thereto.

         NOW, THEREFORE, in consideration of .the mutual covenants contained in this Agreement and in further consideration of the sum of ONE DOLLAR ($1.00) each to the other in hand paid, the receipt whereof is hereby acknowledged, Tenant and Mortgagee mutually covenant and agree as follows:

         FIRST: The Lease and all of Tenant's rights, interest and estate therein and thereunder are hereby made subject and subordinate to the lien of the Mortgage and to any extensions, renewals, replacements, modifications, additions or consolidations thereof and to all rights, title and interest of Mortgagee and its successors and assigns therein and thereunder.

         SECOND: In the event, however, proceedings shall ever be instituted by Mortgagee to foreclose or liquidate the Mortgage, the Tenant's possession of its leased portion of the Mortgaged Premises shall not be disturbed by the foreclosure proceedings and the Mortgaged Premises shall be sold at any foreclosure sale subject to Tenant's possession on condition that:

         (a) there shall be, at the time of commencement of foreclosure proceedings, as well as all subsequent times, no default by Tenant in the due and timely observance and performance of any covenant and agreement in the Lease to be observed and performed by Tenant; and

         (b) the Tenant shall not have entered into any agreement modifying any term, condition or agreement of the Mortgagee-approved Lease without the prior written consent of Mortgagee.

         THIRD: Tenant shall attorn to Mortgagee while Mortgagee is in possession of the Mortgaged Premises, or to a Receiver appointed in any action or proceeding to foreclose the Mortgage. In the event of the completion of foreclosure proceedings and sale of the Mortgaged Premises or in the event the Mortgagee should otherwise acquire possession of the Mortgaged Premises, the Tenant will promptly upon demand attorn to the purchaser at the foreclosure sale or to the Mortgagee, as the case may be, and will recognize such purchaser or the Mortgagee as the Tenant's landlord. The Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Mortgagee or the purchaser at the foreclosure sale, as the case may be, any instrument which may be necessary or appropriate to such successor landlord to evidence such attornment The Tenant shall, upon demand of the Mortgagee or any Receiver or purchaser at the foreclosure sale, pay to the Mortgagee or to such Receiver or purchaser, as the case may be, all rental monies then due or as they thereafter become due.

         FOURTH: Upon the attornment provided for in preceding Paragraph THIRD the Tenant's occupancy shall thereafter be in full force and effect as under a direct Lease between Mortgagee, the Receiver or the purchaser at the foreclosure sale, as the case may be, and Tenant. It is specifically understood and agreed that Mortgagee or any such Receiver or purchaser shall not be:

         (a) liable for any act, omission, negligence or default of any prior landlord, or

         (b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord; or

         (c) bound by any rent or additional rent which Tenant might have paid for more than one month in advance to any prior landlord; or

         (d) bound by any amendment or modification of the Lease made without the prior written consent of the Mortgagee.

         FIFTH: On and after the date Tenant in good standing attorns to Mortgagee or any Receiver or subsequent owner in pursuance of its agreement herein set forth, Mortgagee, the Receiver or subsequent owner will undertake and perform all subsequent obligations of the Landlord as set forth in the Lease for the benefit of and undisturbed occupancy of Tenant under the Lease.

         SIXTH: Tenant agrees it will not amend, modify nor abridge the Lease in any way, nor cancel or surrender the same without prior written approval of the Mortgagee other than by reason of a continued uncured material default of the landlord under the Lease, nor will the Lease ever merge into the fee in the event that Mortgagee acquires fee title to the Mortgaged Premises.

         SEVENTH: Any notices or other communication to be given hereunder by either party shall be in writing and shall be deemed to have been sufficiently given or served for all purposes if sent by registered or certified mail with return receipt requested to the other part hereto at its address above stated or such other address of which written notification has been timely given to the other party.

         EIGHTH: Mortgagee has and shall have the continuing right to execute and record in the Land Records of Gwinnett County, Georgia at any time, in its unilateral discretion, a Declaration of Subordination for the purpose of thereby subordinating its rights, title and interest in and under the Mortgage to the rights, title and interest of Tenant under the Lease. Such Declaration of Subordination shall, at Mortgagee's election, operate, function and be in full force and effect for whatever period of time Mortgagee declares therein that it shall be in force not exceeding the term of the Lease and any extensions thereof and the said Declaration may be voided unilaterally by Mortgagee when it so elects.

         NINTH: Tenant waives any and all rights it may have to execute and record after the date hereof any document purporting to again or further subordinate its right, title or interest under the Lease to the lien of either the Mortgage or any other mortgage or deed of trust or any ground lease or any agreement modifying or amending the Mortgage except with the written consent of Mortgagee.

         TENTH: This Agreement cannot be changed orally but only in writing signed by both parties hereto.

         ELEVENTH: This Agreement may be recorded by either party at its own expense in the Land Records of Gwinnett County, Georgia whenever, in its sole discretion, either party elects so to do.

         TWELFTH: All of the terms, covenants and conditions hereof shall run with the Mortgaged Premises and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, acknowledged and delivered the day and year first above written.



SIGNED, SEALED AND DELIVERED                 TENANT:
In the presence of:



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-----------------------------
                                             MORTGAGEE:



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-----------------------------

         The undersigned Owner of the leased and mortgaged premises hereby consents to the foregoing Agreement and agrees to be bound by and subject to the terms thereof.


                                             By:
                                                -------------------------------

                                  EXHIBIT "E"
                              SPECIAL STIPULATIONS

Option to purchase:

(1) Landlord hereby grants to Tenant or affiliates, shareholders; or offices the option to purchase the Leased Premises in accordance with this Exhibit "E" (the "Option"). The Option shall be exercisable only at least three (3) months prior to the last day of the second year of the Lease term with closing to occur on the last day of the second year of the Lease term (the "First Option") or at least six (6) months prior to the forty-second (42nd) month of the Lease term (the "Second Option"). Tenant shall have the right to exercise the option by delivering to Landlord written notice of such exercise (the "Exercise Letter") at least three (3) months prior to the last day of the second year of the Lease term or at least six (6) months prior to the forty-second (42nd) month of the Lease term. Simultaneously with the delivery to landlord of the Exercise Letter, and as a condition to the effective exercise thereof, Tenant shall deliver to Landlord earnest money in the amount of One Hundred Thousand and 00/100 Dollars ($100,000.00). If Tenant fails to exercise the First Option by delivering the Exercise Letter to Landlord at least three (3) months prior to the last day of the second year of the Lease term or for the Second Option at least six (6) months prior to the forty-second (42nd) month of the Lease term, then the Option shall terminate and be null and void. In addition, the Option (and all rights of Tenant to purchase the Leased Premises) shall terminate upon any termination of this Lease at any time prior to a Closing, whether or not the Option has been exercised prior to the date of termination, including any termination resulting from an uncured Event of Default by Tenant under this Lease.

(2) The closing of the purchase and sale (the "Closing") shall be held in Atlanta, Georgia, at a place, time and on a date designated by Landlord by written notice to Tenant but shall be within ninety (90) days, in the event of the First Option, and within six (6) months in the event of the Second Option from the delivery of the Exercise Letter (provided in either case that if such day is a Saturday, Sunday or legal holiday, the date of Closing shall be the next preceding business day). In the event that Tenant has exercised the Option, but the Closing fails to occur on or before the required date of Closing (other than as a result of Landlord's default) then the Option shall terminate.

(3) If the Closing occurs prior to the last day of the second year of the Lease terms then the purchase price for the Leased Premises to be paid by Tenant: to Landlord at the Closing shall be Two Million Five Hundred Sixty-five Thousand Dollars ($2,565,000.00) plus (ii) all sums of money owed by Tenant to Landlord under this Lease or otherwise but not previously paid up to the date of closing less (iii) the security deposit paid by Tenant.

(4) If the Tenant exercises the Second Option, then the purchase price for the Leased Premises to be paid by Tenant to Landlord at the Closing shall be the Fair Market Value of the Leased Premises (as defined below) plus (ii) all sums of money owed by Tenant to Landlord under this Lease or otherwise but not previously paid up to the date of closing, less (iii) the security deposit paid by Tenant. The purchase price shall be paid in cash at closing. Landlord shall pay recording fees for title release documents, the State of Georgia transfer tax, and Landlord's attorneys' fees. Tenant shall all other recording costs and Tenant's attorneys' fees. No commission shall be payable in connection with such sale. The Fair Market Value of the Leased Premises shall mean the price a willing sell would accept and a willing purchaser would pay for the Leased Premises and shall be determined as follows:

         (a) Landlord and Tenant will have fifteen (15) days after Landlord receives the Exercise Letter within which to agree on the Fair Market Value of the Leased Premises. If they agree on the Fair Market Value within fifteen (15) days, such value shall be the Purchase Price.

         (b) If they are unable to agree on the Fair Market Value within fifteen (15) days, then the Fair Market Value of the Leased Premises, stall be determined in accordance with paragraph (c) below.

         (c) Within seven (7) days after the expiration of the fifteen (15) day period set forth in paragraph (b) above, Landlord and Tenant will each appoint a real estate appraiser to appraise the Fair Market Value of the Leased Premises. The two appraisers will meet promptly and attempt to set the Pair Market Value of the Leased Premises. If they are unable to agree within thirty
(30)
days, they will select a third appraiser within ten (10) days to set the Fair Market Value of the Leased Premises. Landlord and Tenant will bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee.

         (d) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers will set the Fair Market Value of the Leased Premises. If a majority of the appraisers are unable to set the Fair Market Value of the Leased Premises within thirty (30) days after selection of the third appraiser, the three appraisals will be averaged and the average will be the Fair Market Value of the Leased Premises.

(5) Tenant shall have a period of sixty (60) days from the date of the Exercise Letter of either Option to inspect the Leased Premises and to obtain a title commitment survey and environmental report to determine that the condition of the title, environmental status and survey do not adversely affect Tenant's ownership or use of the Leased Premises. In the event Tenant determines that there is an adverse impact on Tenant's use or ownership of the Leased Premises, Tenant shall have the option to terminate the Purchase Option and receive a return of all of its earnest money and all of the terms and conditions of this Lease shall continue in full force and effect. If Tenant does not terminate the Purchase Option prior to the end of the 60 day period, then the closing will occur as provided herein. At the Closing, Landlord shall convey to Tenant fee simple title to the Leased Premises by limited warranty deed, free and clear of all security deeds placed on the Leased Premises by Landlord, but otherwise subject to the lien for ad valorem taxes not yet due and payable, all matters of record, all matters caused, created, or suffered by Tenant and all matters which would be shown on the Closing Date by a current and accurate survey and inspection of the Leased Premises. Landlord shall pay off any debt of Landlord which may constitute a lien against the Leased Premises at the time of the Closing. The purchase and sale contemplated by the Option shall be on an "as is, where is" basis with Landlord making no representations or warranties whatsoever with respect to the Leased Premises. At the Closing, Tenant shall release landlord from any and all liability of whatever nature arising out of the Leased Premises.

         Each of the Landlord and Tenant agree to execute such .usual and customary closing documents as may be reasonably requested by the other party, including without limitation a closing statement, bill of sale, owner's affidavit, transfer tax declarations and other similar items.

(6) This option is not assignable except to an affiliate of Tenant. Assignment of this Lease to any party other than one to whom this option is assignable shall automatically void this option and neither Tenant nor anyone claiming by, through or under Tenant shall thereafter, have any right whatsoever under this provision.

Right of first refusal to purchase:

         Landlord hereby agrees that for so long as it owns the Leased Premises, it will grant to Tenant the right of first refusal to purchase the Leased Premises upon the terms and conditions contained herein.

         Landlord will notify Tenant of its intent to sell the Property and the terms and conditions under which it is willing to sell. This right shall not apply to any transfer or conveyance to a related entity or by foreclosure or by deed in lieu of foreclosure to the holder of any mortgage or any other individual or entity acquiring at a foreclosure sale under said mortgage or otherwise or to 'any other individual or entity acquiring by, through or under the holder of the mortgage.

         Tenant shall provide written notice to Landlord, as to Tenant's decision regarding the purchase of the Leased Premises within (10) days after Landlord's notice to Tenant is received. If Tenant does not provide written notice within ten (10) days or indicates that it will not exercise its right of first refusal, this right will extinguish automatically and Landlord shall have no future obligations to Tenant with regard to the .Leased Premises which was subject to such notice. Tenant will provide such documentation as Landlord shall reasonably request to release the Leased Premises from this right of first refusal.

         In the event that Tenant intends to exercise this right of first refusal, Tenant must deliver to Landlord a sum equal to ten percent (10%) of the purchase price of the Leased Premises (hereinafter the "Leased Premises Earnest Money") together with a written notice to Landlord of its intention to purchase the Leased Premises. On the Closing Date, the Leased Premises Earnest

Money shall be applied as part payment of the purchase price of the Leased Premises.

         Closing of :the purchase of the Leased Premises shall take place within ninety (90) days of Tenant's notice to Landlord and at a time and place within the Atlanta, Georgia area as the parties may agree. Tenant shall have a period of sixty (60) days from the date it exercises its right of first refusal to Purchase to inspect the Leased Premises and to obtain a title commitment survey and environmental report to determine that the condition of the title, environmental status and survey do not adversely affect Tenant's ownership or use of the Leased Premises. In the event Tenant determines that there is an adverse impact on Tenant's use or ownership of the Leased Premises, Tenant shall have the option to terminate its decision to purchase the Leased Premises and all of the terms and conditions of this Lease shall continue in full force and effect.. If Tenant does not terminate its decision to purchase the Leased Premises prior to the end of the 60-day period, then the Closing will occur as provided herein.

         This right of first refusal is personal to Tenant and is not assignable except with the express written consent of Landlord.